J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan International Research Enhanced Equity ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated January 12, 2022

to the Current Prospectus and Statement of Additional Information

The Fund’s shares currently are not being offered to the public, nor have they been approved for listing on any exchange. The Fund is a newly-organized series of J.P. Morgan Exchange-Traded Fund Trust (“ETF Trust”) that has been created in connection with the proposed, but not yet board-approved, conversion of the following mutual fund (the “Predecessor Fund”) into an exchange-traded fund, which would be effected through the reorganization of the Predecessor Fund into the Fund (such reorganization, the “Reorganization”).

Predecessor Fund	Fund
JPMorgan International Research Enhanced Equity Fund, a series of JPMorgan Trust II (“Trust II”)	JPMorgan International Research Enhanced Equity ETF

It is currently anticipated that, at a meeting scheduled to be held in early 2022, the boards of ETF Trust and Trust II (the “Boards”) will consider the approval of the Reorganization. If the Reorganization is approved by the Boards, it will not require shareholder approval prior to consummation.

If the Reorganization is approved by the Boards and consummated, the Predecessor Fund will be considered the accounting survivor of the Reorganization, and accordingly, certain performance, financial highlights and other information relating to the Predecessor Fund has been included in the Fund’s Prospectus and Statement of Additional Information and presented as if the Reorganization has been consummated. However, as of the date of the Fund’s Prospectus and Statement of Additional Information, the Reorganization has not yet been approved by the Boards and has not occurred.

This supplement will be effective until consummation of the Reorganization. The Reorganization, if approved by the Boards, is currently expected to occur in the first half of 2022. After the consummation of the Reorganization, the Fund’s shares will be offered to the public and traded on an exchange.

In connection with the proposed Reorganization discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders of the Predecessor Fund unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov. These materials also will be available at www.jpmorganfunds.com and a paper copy can be obtained at no charge by calling 1-800-480-4111.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

SUP-IREEETFREORG-122

J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan International Research Enhanced Equity ETF

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated January 12, 2022

to the Current Statement of Additional Information, as supplemented

As previously supplemented on December 7, 2021, the purpose of this supplement is to announce the results of the recent special meetings of the shareholders held on October 27 and November 23, 2021 (together, the “Meetings”), at which the shareholders considered the election of a unified board with common membership across the Trust and the following open-end registered investment companies also advised by J.P. Morgan Investment Management Inc. (the “Proposal”):

JPMorgan Trust I, JPMorgan Trust II, JPMorgan Trust IV, J.P. Morgan Fleming Mutual Fund Group, Inc., J.P. Morgan Mutual Fund Investment Trust, JPMorgan Insurance Trust, Undiscovered Managers Funds, and JPMorgan Institutional Trust (the “Mutual Funds”).

The shareholders and their designated proxies convened for the Meetings, and the Proposal was passed with regard to the Trust and the Mutual Funds. The unified board was seated on January 1, 2022.

Information regarding the Proposal that was passed is contained in the proxy materials as filed with the Securities and Exchange Commission (“SEC”). The proxy statement was mailed to shareholders of record, and you are also able to access the proxy statement from the EDGAR Database on the SEC’s website at http://www.sec.gov.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-ETFSAI-TRUSTEE-1221-2